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                                                                EXHIBIT 10.38(f)
                                                                ----------------

                           SIXTH AMENDMENT AGREEMENT
                           -------------------------


     AGREEMENT, dated as of November 17, 1999, among BUTLER SERVICE GROUP, INC., a New Jersey corporation, BUTLER INTERNATIONAL, INC., a Maryland corporation, the "Subsidiaries" signatory hereto, and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation.

                                    Backround
                                    ---------

     A0. Capitalized terms not otherwise defined shall have the meanings ascribed to them in the Amended and Restated Credit Agreement dated as of November 7, 1997, between Butler Service Group, Inc. and General Electric Capital Corporation (as amended, modified or supplemented from time to time, the "Credit Agreement").

     B0. Borrower, through its wholly-owned subsidiary, Butler Telecom, Inc. ("Telecom"), indirectly made the following Permitted Acquisition (the "ISL Acquisition"): Pursuant to the Asset Purchase Agreement (the "ISL Purchase Agreement") dated as of July 26, 1998, among Telecom, ISL International, Inc. ("ISL"), and Mervyn Haft ("Mr. Haft"), Telecom purchased certain assets used in ISL's business. Pursuant to the Employment Agreement dated August 3, 1998, between Telecom and Mr. Haft (the "Haft Employment Agreement"), Telecom agreed to employ Mr. Haft as Vice President of Butler Technology Solutions, Inc. Under the terms of the ISL Purchase Agreement, ISL and Mr. Haft agreed to refrain from certain activities and Telecom agreed to pay certain amounts based on the future performance of the acquired assets of ISL, as more fully set forth in the ISL Purchase Agreement. Pursuant to the ISL Settlement Agreement dated October 25, 1999 among Mr. Haft, ISL and Telecom (the "ISL Settlement Agreement"), the parties agreed to terminate the employment relationship evidenced by the Haft Employment Agreement and accelerate certain payments and extinguish certain obligations under the ISL Purchase Agreement and Telecom agreed to pay to ISL the amount of $4,500,000 (payable 75% in cash and 25% in the form of common stock of Parent) (the "ISL Settlement Amount"), all as more fully set forth in the ISL Settlement Agreement.

     C0. The Borrower has requested that the Lender consent to payment of the ISL Settlement Amount and allow the ISL Settlement Amount to be included within the amount of the Acquisition Loan Advance made by Lender to Borrower in connection with the ISL Acquisition and modify the amortization schedule of the Acquisition Loan Advance made in connection with the ISL Acquisition to include the ISL Settlement Amount.

     D0. The Lender has agreed to the Borrower's request subject to the terms and conditions of this Agreement.
Agreement
In consideration of the Background, which is incorporated by reference, the parties, intending to be legally bound, agree as follows:

     1 .  Modifications.  Notwithstanding anything to the contrary contained in
          -------------
the Credit Agreement and the other Loan Documents, the Lender hereby (a ) consents to the payment by the Borrower (or Telecom) of the ISL Settlement Amount as set forth in the ISL Settlement Agreement, (b ) agrees that the ISL Settlement Amount shall be added to the amount of the Acquisition Loan Advance extended by the Lender in connection with the ISL Acquisition, and (c ) agrees that the Borrower shall, subsequent to the date hereof, repay the principal amount of such Acquisition Loan Advance, as increased by the amount of the ISL Settlement Amount as follows:

           Payment Date                                             Amount
           ------------                                             ------
(i)        The first day of each Fiscal Quarter commencing          $  372,144
           January 1, 2000, through and including April 1,
           2002
(ii)       July 1, 2002                                             $5,852,844

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     2 .  Acknowledgment of Debt.  The Borrower acknowledges that after giving
          ----------------------
effect to the payment of the ISL Settlement Amount, the balance of the Acquisition Loan Advance in respect of the ISL Acquisition is, as of the date of this Agreement, $9,574,284 and the Borrower agrees to repay the outstanding principal amount of such Acquisition Loan Advance in accordance with Section 1 above.

     3 .  Conditions Precedent. The Lender's obligations under this Agreement
          --------------------
are contingent upon the Lender's receipt of the following, all in form, scope and content acceptable to the Lender in its sole discretion:

          (a)  Amendment Agreement.  This Agreement duly executed by the parties
               -------------------
     hereto; and
          (b)  Other.  Such other agreements and instruments as the Lender shall
               -----
     require.

     4 .  Reaffirmation By Borrower.  The Borrower acknowledges and agrees, and
          -------------------------
reaffirms, that it is legally, validly and enforceably indebted to the Lender under the Notes without defense, counterclaim or offset, and that it is legally, validly and enforceably liable to the Lender for all costs and expenses of collection and attorneys' fees related to or in any way arising out of this Agreement, the Credit Agreement, the Notes and the other Loan Documents. The Borrower hereby restates and agrees to be bound by all covenants contained in the Credit Agreement and the other Loan Documents and hereby reaffirms that all of the representations and warranties contained in the Credit Agreement remain true and correct in all material respects. The Borrower represents that except as set forth in the Credit Agreement, there are not pending or to the Borrower's knowledge threatened, legal proceedings to which the Borrower or any of the Guarantors is a party, or which materially or adversely affect the transactions contemplated by this Agreement or the ability of the Borrower or any of the Guarantors to conduct its business. The Borrower acknowledges and represents that the resolutions of the Borrower dated on or about November 7, 1997, remain in full force and effect and have not been amended, modified, rescinded or otherwise abrogated.

     5 .  Reaffirmation by Guarantors.  Each of the Guarantors acknowledges that
          ---------------------------
each is legally and validly indebted to the Lender under the Guaranty of each without defense, counterclaim or offset. Each of the Guarantors affirms that the Guaranty of each remains in full force and effect and acknowledges that the Guaranty of each encompasses, without limitation, the Obligations, as modified herein.

     6 .  Reaffirmation of Collateral.  The Borrower and each of the Guarantors
          ---------------------------
reaffirms the liens, security interests and pledges granted pursuant to the Loan Documents to secure the obligations of each thereunder.

     7 .  Other Representations By Borrower and Guarantors.  The Borrower and
          ------------------------------------------------
each Guarantor represents and confirms that (a) no Default or Event of Default has occurred and is continuing and the Lender has not given its consent to or waived any Default or Event of Default and (b) the Credit Agreement and the other Loan Documents are in full force and effect and enforceable against the Borrower and each Guarantor in accordance with the terms thereof. The Borrower and each Guarantor represents and confirms that as of the date hereof, each has no claim or defense (and the Borrower and each Guarantor hereby waives every claim and defense) against the Lender arising out of or relating to the Credit Agreement and the other Loan Documents or the making, administration or enforcement of the Loans and the remedies provided for under the Loan Documents.

     8 .  No Waiver By Lender.  The Borrower and each Guarantor acknowledges
          -------------------
that (a) by the execution by each of this Agreement, the Lender is not waiving any Default, whether now existing or hereafter occurring, disclosed or undisclosed, by the Borrower under the Loan Documents and (b) the Lender reserves all rights and remedies available to it under the Loan Documents and otherwise.

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The parties have executed this Agreement as of the date first above written.

                                      Borrower:
                                      --------

                                      BUTLER SERVICE GROUP, INC.

                                      By  /s/ Michael C. Hellriegel
                                          -------------------------
                                              Michael C. Hellriegel
                                      Title:  SeniorVice President - Finance

                                      Parent:
                                      ------

                                      BUTLER INTERNATIONAL, INC.


                                      By  /s/ Michael C. Hellriegel
                                          -------------------------
                                              Michael C. Hellriegel
                                      Title:  Senior Vice President - Finance

                                      Subsidiaries:
                                      ------------

                                      BUTLER TECHNOLOGY SOLUTIONS, INC.


                                      By  /s/ Michael C. Hellriegel
                                          -------------------------
                                             Michael C. Hellriegel
                                      Title: Senior Vice President and Chief
                                             Financial Officer

                                      BUTLER TELECOM, INC.


                                      By  /s/ Michael C. Hellriegel
                                          -------------------------
                                      Name:   Michael C. Hellriegel
                                      Title:  Senior Vice President and Chief
                                              Financial Officer

                                      BUTLER SERVICES, INC.


                                      By  /s/ Michael C. Hellriegel
                                          -------------------------
                                      Name:   Michael C. Hellriegel
                                      Title:  Senior Vice President and Chief
                                              Financial Officer

                                      BUTLER UTILITY SERVICE, INC.


                                      By  /s/ Michael C. Hellriegel
                                          -------------------------
                                      Name:   Michael C. Hellriegel
                                      Title:  Senior Vice President and Chief
                                              Financial Officer


                                      Lender:
                                      ------

                                      GENERAL ELECTRIC CAPITAL CORPORATION


                                      By  /s/ Martin Greenberg
                                         --------------------
                                      Name:   Martin Greenberg
                                      Title:  Duly Authorized Signatory

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